UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
Check all boxes that apply:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
DAUCH CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(b)(i)(1) and 0-11

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

DAUCH® VOTE

Online

Go to **www.envisionreports.com/DCH** or scan the QR code — login details are located in the shaded bar below.

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Dauch Corporation Stockholder Meeting to be Held on April 30, 2026

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Proxy Statement and 2025 Annual Report to Stockholders are available at:

www.envisionreports.com/DCH

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/DCH.**
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 17, 2026 to facilitate timely delivery.

2 N O T

048UUB

Stockholder Meeting Notice

The 2026 Annual Meeting of Stockholders of Dauch Corporation will be held on Thursday, April 30, 2026, 8:00 A.M. Eastern Time, virtually via the internet at meetnow.global/MPX5XWG. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, and 4:

1. Election of Directors:
   01 - Terry Grayson-Caprio
   02 - James A. McCaslin
   03 - Sandra E. Pierce
2. Approval, on an advisory basis, of the compensation of the Company's named executive officers.
3. Approval of Amended and Restated 2018 Omnibus Incentive Plan.
4. Ratification of the appointment of Deloitte and Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

— **Internet** – Go to **www.envisionreports.com/DCH.** Click Cast Your Vote or Request Materials.

— **Phone** – Call us free of charge at 1-866-641-4276.

— **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Dauch Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 17, 2026.

DAUCH

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to www.envisionreports.com/DCH or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/DCH

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, and FOR Proposals 2, 3, and 4.

1. Election of Directors:

	For	Against	Abstain
01 - Terry Grayson-Caprio	☐	☐	☐
02 - James A. McCaslin	☐	☐	☐
03 - Sandra E. Pierce	☐	☐	☐

	For	Against	Abstain
2. Approval, on an advisory basis, of the compensation of the Company's named executive officers.	☐	☐	☐
3. Approval of Amended and Restated 2018 Omnibus Incentive Plan.	☐	☐	☐
4. Ratification of the appointment of Deloitte and Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

048USB

The 2026 Annual Meeting of Stockholders of Dauch Corporation will be held on
Thursday, April 30, 2026, 8:00 A.M. Eastern Time, virtually via the internet at meetnow.global/MPX5XWG.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.envisionreports.com/DCH

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/DCH

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Dauch Corporation

Notice of 2026 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — April 30, 2026

David C. Dauch is authorized to vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Dauch Corporation to be held on April 30, 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

DAUCH® VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, and FOR Proposals 2, 3, and 4.

1. Election of Directors:

	For	Against	Abstain
01 - Terry Grayson-Caprio	☐	☐	☐
02 - James A. McCaslin	☐	☐	☐
03 - Sandra E. Pierce	☐	☐	☐

	For	Against	Abstain
2. Approval, on an advisory basis, of the compensation of the Company's named executive officers.	☐	☐	☐
3. Approval of Amended and Restated 2018 Omnibus Incentive Plan.	☐	☐	☐
4. Ratification of the appointment of Deloitte and Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

048UTC

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.edocumentview.com/DCH

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Dauch Corporation

Notice of 2026 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — April 30, 2026

David C. Dauch is authorized to vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Dauch Corporation to be held on April 30, 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)